Exhibit 99

IN RE WELLS FARGO & COMPANY DERIVATIVE LITIGATION
LEAD CASE NO. CGC-16-554407 (S.F. SUPER. CT.)

TO:	ALL RECORD AND BENEFICIAL OWNERS OF WELLS FARGO & COMPANY COMMON STOCK AS OF JUNE 14, 2019 (THE "RECORD DATE"), WHO CONTINUE TO OWN SUCH SHARES ("WELLS FARGO SHAREHOLDERS")

PLEASE READ THIS NOTICE CAREFULLY

THIS NOTICE RELATES TO THE PROPOSED SETTLEMENT OF THIS SHAREHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION ABOUT YOUR RIGHTS CONCERNING THE LAWSUIT. THIS NOTICE IS NOT AN EXPRESSION OF ANY OPINION BY THE COURT AS TO THE MERITS OF ANY CLAIMS OR DEFENSES IN THE LAWSUIT. THE STATEMENTS IN THIS NOTICE ARE NOT FINDINGS OF THE COURT.

I.	OVERVIEW OF PROPOSED SETTLEMENT AND KEY RIGHTS AND
DEADLINES
The Superior Court of the State of California for the County of San Francisco (the "Court") issued an Order on July 12, 2019 granting preliminary approval of a proposed settlement (the "Settlement") that has been reached among (i) certain shareholders of Wells Fargo & Company ("Wells Fargo" or the "Company" or the "Bank") who are plaintiffs (the "Plaintiffs") in the above-titled shareholder derivative litigation (the "Action") and are suing derivatively on behalf of Wells Fargo; (ii) certain Wells Fargo officers and directors, who are defendants in the Action (the "Individual Defendants"); and (iii) Wells Fargo, which is a nominal defendant on whose behalf Plaintiffs have brought the claims in the Action.
As discussed below, you have the right to object to the Settlement and the deadline for doing so is September 17, 2019.

Who are the named Parties?
The Plaintiffs in the Action are: William C. Sarsfield, Franklin Chin, Amy Cook, Monique Frese, Dustin Roth Granger, Vladimir Gusinsky, as Trustee of the Vladimir Gusinsky Revocable Trust, Terence J. Keeley, as Trustee of the Barbara F. and Terence J. Keeley Revocable Living Trust, Dennis Palkon, Christian Aurelio Reyes III, William Russell and Juanita Russell, Trustees of the William and Juanita Russell Trust, David L. Underwood, and Joan Herron.

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The Individual Defendants in the Action are: John D. Baker II, Elaine L. Chao, John S. Chen, Lloyd H. Dean, Elizabeth A. Duke, Susan E. Engel, Enrique Hernandez, Jr., Donald M. James, Cynthia H. Milligan, Federico F. Peña, James H. Quigley, Stephen W. Sanger, Susan G. Swenson and Suzanne M. Vautrinot (collectively, the "Director Defendants"); John G. Stumpf, Timothy J. Sloan, Carrie Tolstedt and John R. Shrewsberry (collectively, the "Officer Defendants"); and Richard D. McCormick, Mackey J. McDonald, Nicholas G. Moore, Philip J. Quigley, Howard V. Richardson, Judith M. Runstad, and Michael J. Loughlin (collectively, the "Additional Director/Officer Defendants"). Nominal defendant Wells Fargo and the Individual Defendants are together referred to in this notice as the "Defendants." The Defendants and Plaintiffs are together referred to as the "Parties."
What are the Claims in the case that are being settled and released?
The alleged conduct at issue in this Action is Improper Sales Practices (defined below), which includes the opening of accounts without customer knowledge or authorization by some employees of the Company’s retail bank. Plaintiffs allege that certain of the Director and Officer Defendants breached their fiduciary duties to Wells Fargo in connection with, and engaged in insider trading and were unjustly enriched with respect to, these alleged Improper Sales Practices. The Defendants have denied all of these claims and allegations. The Parties reached a settlement agreement on June 14, 2019 and executed a Stipulation setting forth the complete terms of the Settlement, which are the subject of this Notice. As set forth more fully below, the claims that are being released on behalf of all Wells Fargo shareholders as part of the Settlement include, among others, all claims that were brought or could be brought by the Plaintiffs or other Wells Fargo shareholders derivatively on behalf of Wells Fargo against the Defendants (and certain other related persons or entities) that relate to the claims and allegations in this Action and the Herron action (defined below), including claims concerning the alleged Improper Sales Practices. Please read this entire Notice and the Settlement for a full description of the claims that are being released through the Settlement.
What are the benefits to Wells Fargo of the Settlement?
As set forth more fully in the Settlement, the Settlement provides the following benefits to

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Wells Fargo. First, Plaintiffs and Wells Fargo have agreed and acknowledged that facts and allegations in this Action were significant factors taken into account in conducting the investigation respecting Improper Sales Practices and in recommending or taking actions concerning the forfeitures of approximately $60 million in equity awards from the former Chief Executive Officer and Chairman of the Board, John G. Stumpf, and former Senior Executive Vice President and head of Community Banking, Carrie L. Tolstedt. Second, Plaintiffs and Wells Fargo have agreed and acknowledged that facts alleged in this Action and proposals made by Plaintiffs in connection with the prosecution and proposed resolution of this Action were significant and contributing factors taken into account by Wells Fargo in implementing a series of corporate governance reforms intended to address and prevent a future occurrence of the unlawful conduct alleged in the Action. As detailed in the Settlement, these reforms include, among other things, (i) the separation of the roles of Board Chair and CEO; (ii) the addition of several new directors to the Board; (iii) the appointment of new directors to serve on (and new leaders to chair) the Board’s key committees, including the Risk Committee, Human Resources Committee ("HRC"), and the Governance and Nominating Committee; (iv) changes to the Risk Committee’s makeup and oversight responsibilities (with a new subcommittee formed for oversight of compliance); and (v) the implementation of new compensation and performance management programs in the Community Bank focused on the customer experience. Third, this Settlement was resolved as part of an effort to resolve all derivative actions brought in both state and federal court asserting derivative claims regarding both Improper Sales Practices and claims regarding the placement of automobile collateral protection insurance coverage. In addition to the corporate governance reforms discussed above, the separately negotiated settlement of the federal Improper Sales Practices derivative claims calls for a $240 million payment and other benefits to Wells Fargo, which the Company will receive upon resolution of all the derivative actions. Please read this entire Notice and the Settlement for a full description of the benefits to Wells Fargo from the settlement.
What Attorneys’ Fees, Costs, and Reimbursement Awards are requested?
As part of the Settlement Hearing, Lead Plaintiffs’ Counsel and Herron’s Counsel intend

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to apply to the Court for an award of fees, expenses, and Reimbursement Awards (as defined in the Stipulation) in connection with the Action which shall not exceed the amounts negotiated with Wells Fargo. Lead Plaintiffs’ Counsel and Wells Fargo have agreed that Wells Fargo shall pay $7,750,000 as an appropriate amount of attorneys’ fees and expenses to Lead Plaintiffs’ Counsel for their work in connection with bringing this Action and the relief obtained, subject to Court approval. Wells Fargo also has agreed to pay $420,000 as an appropriate amount of attorneys’ fees and expenses to compensate Herron’s Counsel for its work in the action and its contributions to the Settlement, subject to Court approval. Wells Fargo also has agreed to Reimbursement Awards (defined below), not to exceed $10,000 each, to be paid to Plaintiffs and Herron, with any such award to be paid out of any attorneys’ fees awarded by the Court. Please read this entire Notice and the Settlement for a full description of the attorneys’ fees, costs, and Reimbursement Awards that the Parties have agreed to under the Settlement, subject to Court approval.
What are your options regarding the Settlement and how to appear or object?
The Court granted preliminary approval of the Settlement on July 12, 2019. You have the right to participate in a hearing to be held on October 9, 2019 at 2:00 p.m. Pacific Standard Time, before the Honorable Teri L. Jackson at the San Francisco Superior Courthouse, Department 613, 400 McAllister Street, San Francisco, California 94102 (the "Settlement Hearing"), to determine whether (i) the Settlement of the Action on the terms and conditions provided for in the Stipulation is fair, reasonable and adequate to Wells Fargo shareholders and to Wells Fargo and should be approved by the Court; (ii) Lead Plaintiffs’ Counsel’s and Plaintiff Joan Herron’s Counsel’s Fee Applications and Plaintiffs’ and Herron’s Reimbursement Awards should be granted; and (iii) a Final Judgment and Order of Dismissal should be entered herein. Because this is a shareholder derivative action brought for the benefit of Wells Fargo, no individual Wells Fargo shareholder has the right to receive any individual compensation as a result of the settlement of this action.
If you wish to object to any aspect of the Settlement, the Fee Applications, the Reimbursement Awards, or the Final Judgment and Order of Dismissal, you must either (a) mail your written objection including your full name, appropriate proof of your Wells Fargo stock

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ownership as of the Record Date, June 14, 2019, the basis for your objection, and your signature or your attorney’s signature, to Plaintiffs’ Lead Counsel at their mailing address provided in Section VIII below, OR (b) file the same written objection with the San Francisco Superior Court. The deadline to object is September 17, 2019, and any objection must be filed or mailed with a postmark date by that date. Under California law, the act of objecting alone may be insufficient to preserve the right to appeal from an award of attorneys’ fees or Reimbursement Awards or from the Court’s entry of the Final Judgment and Order of Dismissal. The Court’s online docket, containing hearing dates, free electronic copies of all documents filed in this Action, and other information about the Action, may be accessed by visiting https://sfsuperiorcourt.org/online-services. Click the "Access Now" button next to "Case Query" and search for case number CJC-18-004966. You also have the right to appear at the Settlement Hearing, either in person or through your own attorney.
II.     PROCEDURAL BACKGROUND OF ACTION
On September 13, 2016, Plaintiff William Sarsfield initiated these derivative proceedings by making a formal demand, pursuant to California’s Corporations Code, to inspect the books and records of Wells Fargo. Sarsfield’s demand followed the Bank’s September 8, 2016 disclosure of issues relating to its sales practices and fines by the Office of the Comptroller of the Currency and the Consumer Financial Protection Bureau relating to these sales practices.
Beginning on September 21, 2016, several shareholder derivative complaints were filed in San Francisco County Superior Court against the Director and Officer Defendants and Wells Fargo (as nominal defendant), alleging, among other things, unlawful conduct relating to fictitious customer accounts created at Wells Fargo, and that certain of the Director and Officer Defendants breached their fiduciary duties to Wells Fargo in connection with these actions or omissions, and engaged in insider trading and were unjustly enriched with respect to this alleged conduct. Plaintiffs also alleged that the Company’s Board failed to act on alleged "red flag" warnings of illegal conduct and to exercise appropriate risk management and oversight of the Bank, allegedly resulting in Wells Fargo opening accounts without consumers’ consent, funding the accounts through unauthorized transfers of funds, submitting credit card applications and

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issuing debit cards without consumers’ consent, and enrolling consumers in online-banking services without their consent.
Plaintiffs further alleged that the Director and Officer Defendants engaged in breaches of fiduciary duty, corporate waste, unjust enrichment, and insider trading dating back to 2005 and continuing through 2016, allegedly resulting in significant damages to the Bank based on harm to goodwill, as well as fines and penalties paid to federal regulators and class action plaintiffs. Plaintiffs sought various forms of relief, including monetary damages, restitution and disgorgement of compensation earned by the Director and Officer Defendants from the challenged practices, and corporate governance reforms at Wells Fargo.
The Court then entered a stipulation and order consolidating the derivative actions under the above-titled caption, In re Wells Fargo & Company Derivative Litigation, Lead Case No. CGC-16-554407.
On November 22, 2016, the Court appointed Cotchett, Pitre & McCarthy as lead counsel for the derivative plaintiffs in the Action. The Court also set a schedule for the filing of a Consolidated Complaint and any demurrers thereto.
On January 12, 2017, Plaintiffs filed a Consolidated Complaint. In addition to naming Wells Fargo as a nominal defendant, Plaintiffs again sued the Director and Officer Defendants. Plaintiffs alleged that Wells Fargo employees created millions of fake accounts in order to meet unrealistic sales goals, and harmed the Bank’s customers. Plaintiffs also again alleged that the Company’s Board failed to act on alleged warnings of illegal conduct and to exercise appropriate risk management and oversight of the Bank, allegedly resulting in Wells Fargo opening accounts without consumers’ consent, funding the accounts through unauthorized transfers of funds, submitting credit card applications and issuing debit cards without consumers’ consent, and enrolling consumers in online-banking services without their consent. Plaintiffs’ allegations covered conduct dating back to 2005 and continuing through 2016, and alleged damages to the Bank based on harm to goodwill, as well as fines and penalties paid to federal regulators and class action plaintiffs.

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Plaintiffs’ Consolidated Complaint asserted causes of action for (1) breach of fiduciary duty, (2) unjust enrichment, (3) corporate waste, (4) abuse of control, (5) gross mismanagement, and (6) insider trading in violation of California Corporations Code section 25402.
In March 2017, Wells Fargo filed a demurrer to Plaintiffs’ Consolidated Complaint, asserting that Plaintiffs should have made a pre-suit demand on the Board to evaluate their claims, and that Plaintiffs had not sufficiently alleged why a pre-suit demand would have been futile. The Director and Officer Defendants separately demurred to some or all of Plaintiffs’ claims. Plaintiffs opposed the demurrers, asserting the Consolidated Complaint contained sufficient facts to show that demand was futile and that the directors disregarded reports and other red flags and failed to monitor and stop Wells Fargo’s illegal practices, in breach of their fiduciary duties.
On May 10, 2017, after extensive briefing and argument, the Court sustained Defendants’ first set of demurrers with leave to amend as to demand futility and the underlying causes of action for breach of fiduciary duty, unjust enrichment, and corporate waste. The Court dismissed without leave to amend the claims for abuse of control, gross mismanagement, and insider trading under California Corporations Code § 25402, which the Court held were governed by Delaware law under the internal affairs doctrine.
On June 14, 2017, Plaintiffs filed a petition for a writ of mandate from that portion of the Court’s demurrer order dismissing insider trading claims under the California Corporations Code. The writ was denied by the Court of Appeal on August 17, 2017, without prejudice to the issue of potential liability pursuant to the California insider-trading statute being raised on appeal from a final judgment.
In May 2017, Wells Fargo made a production of internal "books and records" to Plaintiffs pursuant to an inspection demand served under Delaware law. Plaintiffs reviewed the documents produced by Wells Fargo for incorporation into the Amended Complaint.
On June 9, 2017, Plaintiffs filed their Amended Complaint in this Action. The Amended Complaint added allegations that the Director and Officer Defendants had contemporaneous knowledge of illegal sales practices and recklessly or intentionally failed to stop them, in breach

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of their fiduciary duties. The Amended Complaint referred to Wells Fargo’s Board minutes and internal records, communications with regulators, pleadings in other actions, news articles, and consent orders with Wells Fargo’s regulators, and alleged a new insider trading cause of action under Delaware law. Plaintiffs alleged that the illegal sales practices dated back far prior to 2011 and at least to 2002.
In July 2017, Defendants demurred to the Amended Complaint. The plaintiffs in the derivative actions that had been filed in federal court against certain of Wells Fargo’s current and former officers and directors and consolidated as Shaev v. Baker, Case No. 16-cv-05541-JST (the "Federal Derivative Action") also moved to intervene and stay this Action. On July 10, 2017, the Court issued an order indicating that the Court intended to grant the motion and enter a stay, but asking for further briefing. On July 28, 2017, the Court entered a temporary general stay. Because of the stay, the demurrers to the Amended Complaint were not ruled on by the Court.
On November 30, 2017, the Court issued an order modifying the stay to allow Plaintiffs to proceed on claims that did not overlap with the Federal Derivative Action. Specifically, Plaintiffs were permitted to proceed on: (1) insider trading claims under Delaware law; and (2) all other claims to the extent they involved the time period not implicated by the Federal Derivative Action (pre-2011 misconduct) and damages prior to 2011. At the Court’s direction, Plaintiffs identified the operative paragraphs of the Amended Complaint referring to these discrete theories and damages.
On January 30, 2018, Plaintiff Herron, represented by Schubert Jonckheer & Kolbe LLP ("Herron’s Counsel"), filed a shareholder derivative complaint in San Mateo County Superior Court, captioned Herron v. Stumpf, et al., 18-CIV-00466 (San Mateo County Superior Court) (the "Herron Action"), against certain Individual Defendants and Wells Fargo, as nominal defendant, alleging breach of fiduciary duty, violation of Section 25402 of the California Corporations Code, breach of the duty of loyalty related to Improper Sales Practices, and that her written demand on the Wells Fargo Board dated September 23, 2016 (as supplemented by letter dated April 8, 2017) was wrongfully refused. On February 20, 2018, an amended complaint was filed in the Herron Action. The Herron Action alleges claims substantially similar to those raised in Plaintiffs’

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Amended Complaint, but also names as defendants the Additional Director/Officer Defendants.
Wells Fargo and the Director and Officer Defendants filed demurrers to Plaintiffs’ Amended Complaint on February 9, 2018. Defendants again argued that Plaintiffs failed to adequately plead demand futility or any claims against the Director and Officer Defendants. Plaintiffs filed briefs opposing these demurrers.
On April 25, 2018, the Court issued an order sustaining the demurrers with leave to amend, holding that Plaintiffs had failed to adequately plead demand futility. Because the Court had earlier stayed the action to the extent Plaintiffs’ claims were based on conduct that occurred in or after 2011, the Court declined to consider such conduct for purposes of assessing whether Plaintiffs adequately had alleged demand futility as to claims arising out of pre-2011 conduct. The Court also requested supplemental briefing on whether it should impose a general stay in the case. The parties submitted supplemental memoranda on May 9, 2018. On May 14, 2018, the Court issued an order staying the entire action indefinitely.
The Herron Action was coordinated with the California State Derivative Action under case number CJC-18-004966 (San Francisco Superior Court) and on July 11, 2018, the San Francisco Superior Court stayed the Herron Action.
In addition to the Action, other derivative litigations (together with the Action, the "Improper Sales Practices Derivative Actions") brought purportedly on behalf of Wells Fargo and against some or all of the Director Defendants, the Officer Defendants, or the Additional Director/Officer Defendants (collectively, the "Individual Defendants"), alleging the same or a similar course of conduct, and in some cases alleging certain other claims, were filed in various other jurisdictions.

III.     THE SETTLEMENT NEGOTIATIONS
Beginning in October 2018, the Parties engaged in extensive, arm’s-length negotiations regarding a potential resolution of the Action, using the assistance of independent mediators, the Honorable Daniel Weinstein (ret.) and Mr. Jed Melnick, Esq, who also oversaw the mediation of the Federal Derivative Action, as well as the mediation of derivative actions challenging Wells Fargo’s practices in the placement of automobile collateral protection insurance coverage ("CPI

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Derivative Actions"). Based on the Court’s rulings in this Action, the Plaintiffs in this Action focused on conduct prior to 2011 while the Federal Derivative Action focused on conduct from 2011 going forward. The CPI Derivative Actions related to automobile and home lending practices at Wells Fargo.
The Parties’ mediation efforts culminated in mediators’ proposals for settlements of both the Federal Derivative Action and this Action, which included as components recognition for certain compensation-related actions ("Clawbacks") and corporate governance reforms at the Bank (the "Corporate Governance Reforms"), which are further described in the Stipulation. The mediators’ proposals also required the contemporaneous resolution of the CPI Derivative Actions, which are further described in the Stipulation. After further discussion, the Parties accepted the mediators’ proposals.
On June 14, 2019, the Parties executed the Stipulation which sets forth the complete terms of the Settlement.
On July 12, 2019, the Court entered an order preliminarily approving the Settlement, setting a schedule for the Court’s final review of the Settlement, and establishing customary notice and objection procedures for Wells Fargo shareholders.
IV.     BENEFITS TO WELLS FARGO FROM THE SETTLEMENT
Working in conjunction with the independent mediators, Lead Plaintiffs’ Counsel engaged in arm’s-length negotiations with counsel for Wells Fargo and the Defendants with a view to achieving the benefits of the Settlement.
The Settlement provides several benefits to Wells Fargo. First, the Settlement recognizes Wells Fargo’s agreement and acknowledgment that facts alleged in the Action were significant factors taken into account by Wells Fargo in conducting its investigation respecting Improper Sales Practices and in recommending or taking actions concerning the forfeitures of approximately $60 million in equity awards from the former Chief Executive Officer and Chairman of the Board, John G. Stumpf, and former Senior Executive Vice President and head of Community Banking, Carrie L. Tolstedt.
Second, the Settlement recognizes Wells Fargo’s agreement and acknowledgment that

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facts alleged in the complaints in the Action and certain proposals made by Plaintiffs were significant and contributing factors taken into account by Wells Fargo in implementing several corporate governance reforms that should improve the Company’s compliance with applicable laws and regulations and enhance the Board’s oversight of the Company’s compliance function.
Third, the Settlement requires that Wells Fargo maintain certain of these corporate governance reforms in substantially the same form for at least the next three years, subject to and to the extent consistent with the Board’s assessment of its fiduciary duties. Further details regarding the corporate governance reforms and the maintenance and funding requirements are set forth in Exhibit A to the Settlement.
Finally, the Settlement was part of an effort to resolve all derivative actions brought in both state and federal court asserting derivative claims regarding Improper Sales Practices and the placement of automobile collateral protection insurance ("CPI"). The separately negotiated settlement of the federal Improper Sales Practices derivative claims calls for a $240 million payment, which the Company will receive upon resolution of all of the derivative actions, and other benefits to Wells Fargo, and the separately negotiated settlement of the CPI Derivative Actions calls for additional corporate governance reforms. The Settlement in this Action is conditioned on final approval by the federal court of the settlement of the Federal Derivative Action, where the court is separately considering a motion for final approval, and resolution of the CPI Derivative Actions.
As set forth in the Declaration of Professor Daniel J. Morrissey submitted to the Court in connection with seeking approval of the Settlement, although it is difficult to assign a precise dollar value to the corporate governance reforms in the Settlement, the economic benefits to Wells Fargo are substantial and will generate substantial value and goodwill for Wells Fargo and will positively impact Wells Fargo’s capitalization and stock price.
Lead Plaintiffs’ Counsel and Herron’s Counsel believe that the Settlement provides an excellent outcome for Wells Fargo based upon the claims asserted against the Defendants, the evidence developed, and the recoverable damages that might be proven at trial. Lead Plaintiffs’ Counsel and Herron’s Counsel have concluded that the terms and conditions of the Settlement are

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fair, reasonable and adequate to the Company and its shareholders, and in their best interests, and have agreed to settle the claims asserted in the Action pursuant to the terms and provisions of the Stipulation, after considering: (i) the substantial benefits that the Company and its shareholders will receive from the settlement of the Action; (ii) the attendant risks of continued litigation against the Defendants, especially in complex actions such as this Action, as well as the difficulties and delays inherent in such litigation; and (iii) the desirability of permitting the Settlement to be consummated, as provided by the terms of the Stipulation. Wells Fargo has acknowledged the substantial benefits conferred upon it by the Settlement, including from the $60 million in Clawbacks and the implementation of the Corporate Governance Reforms.
V.     DEFENDANTS’ DENIALS OF WRONGDOING
Defendants have denied and continue to deny each and every one of the claims and contentions alleged in the Action and the Improper Sales Practices Derivative Actions. The Defendants expressly have denied and continue to deny all allegations of wrongdoing or liability against them or any of them arising out of, based upon or related to any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Improper Sales Practices Derivative Actions, and contend that many of the factual allegations in the Action and the Improper Sales Practices Derivative Actions are untrue and materially inaccurate. The Defendants have further asserted and continue to assert that, at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of Wells Fargo and its shareholders.
Nonetheless, the Defendants also have taken into account the expense, uncertainty and risks inherent in any litigation, especially in complex cases like the Action. Therefore, the Defendants have determined that it is desirable and beneficial that the Action and all of the claims and allegations asserted therein, and all of the Parties’ disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation. Pursuant to the terms set forth below, the Stipulation (including all of the Exhibits thereto) shall in no event be construed as or deemed to be evidence of an admission or concession by the Defendants with respect to any claim of fault, liability, wrongdoing, or damage whatsoever.

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VI.     TERMS OF THE PROPOSED SETTLEMENT
The full terms and conditions of the Settlement are embodied in the Stipulation and Agreement of Settlement, which is on file with the Court. The following is only a summary of the Stipulation.
In consideration of the full settlement, satisfaction, compromise and release of the Released Claims, the Plaintiffs and Wells Fargo agree and acknowledge that facts alleged in the Action were significant factors taken into account in conducting the investigation respecting Improper Sales Practices and in recommending or taking certain actions with respect to the Clawbacks and that facts alleged in the complaints in the Action and subsequent amendments thereto, as well as certain proposals made by Plaintiffs in connection with the prosecution and proposed resolution of the Action, were significant and contributing factors taken into account by Wells Fargo in implementing Corporate Governance Reforms that should serve to improve the Company’s compliance with applicable laws and regulations and enhance Board oversight of the Company’s compliance function.
VII.     DISMISSALS AND RELEASES
The Stipulation provides that, subject to approval by the Court, for good and valuable consideration, the Action shall be dismissed on the merits with prejudice as to all Defendants, and Wells Fargo (on behalf of itself and each of its Related Parties) and by operation of law Wells Fargo’s shareholders shall and do completely, fully, finally and forever release, relinquish, settle, discharge, and dismiss each and all of the Released Parties from and with respect to any and all of the Released Claims. The full text of the Release and all pertinent definitions, including the definitions of Released Parties, Released Claims and Unknown Claims, can be found at pages 12-19 and 20-21 of the Settlement Agreement.
VIII.     ATTORNEYS’ FEES AND PLAINTIFFS’ REIMBURSEMENT AWARDS
To date, Lead Plaintiffs’ Counsel and Herron’s Counsel have not received any payment for their services in prosecuting the Action. The fee requested by Lead Plaintiffs’ Counsel and Herron’s Counsel would compensate counsel for their efforts in achieving the benefits for the Company described in detail in the Stipulation and for their risk in undertaking this representation

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on a contingency basis.
After negotiating and reaching agreement on the principal terms of the Settlement, Lead Plaintiffs’ Counsel and Wells Fargo, with the assistance of mediators Judge Weinstein and Jed Melnick, separately negotiated what they believe is an appropriate amount of attorneys’ fees and expenses to be paid by Wells Fargo to compensate Plaintiffs’ Counsel for their work in the Action and the substantial benefits that they and Wells Fargo believe Plaintiffs’ Counsel have conferred upon Wells Fargo and its stockholders by the Settlement. Lead Plaintiffs’ Counsel and Wells Fargo ultimately adopted the mediators’ proposal of $7,750,000 as an appropriate amount of attorneys’ fees and expenses, subject to Court approval. Wells Fargo also agreed to pay Herron’s Counsel $420,000 in attorneys’ fees and expenses to compensate Herron’s Counsel for its work in the action and its contributions to the Settlement consideration achieved for the benefit of Wells Fargo, subject to Court approval. As part of the Settlement Hearing, Lead Plaintiffs’ Counsel and Herron’s Counsel intend to apply to the Court for an award of fees, expenses, and Reimbursement Awards (as defined in the Stipulation) in connection with the Action which shall not exceed these negotiated amounts (the "Fee Applications"). The Reimbursement Awards shall not exceed $10,000 for each of the Plaintiffs and Herron, with any such award to be paid out of any attorneys’ fees awarded by the Court. Wells Fargo agrees that Plaintiffs, Lead Plaintiffs’ Counsel, and Herron’s Counsel are entitled to the negotiated amounts as an award of reasonable attorneys’ fees, expenses, and Reimbursement Awards.
The Settlement, however, is not conditioned on the Court granting the Fee Applications or awarding any particular amount of attorneys’ fees, expenses, or Reimbursement Awards.
Lead Plaintiffs’ Counsel shall allocate any fee and expense award among the other Plaintiffs’ Counsel in the Action in a manner which they, in good faith, believe reflects their respective contributions in the institution, prosecution, and settlement of the Action. Defendants and their counsel shall have no responsibility for, and no liability whatsoever with respect to, the allocation between or among Plaintiffs’ Counsel of any fees or expenses awarded by the Court. Any dispute regarding any allocation of fees or expenses between or among Plaintiffs’ Counsel shall have no effect on the Settlement.

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The Fee Applications and information regarding the hearing to consider the Fee Applications will be made available at www.wellsfargosalesderivativesettlement.com or by calling (877) 865-5287.
IX.     SETTLEMENT HEARING
The Court has scheduled the Settlement Hearing for October 9, 2019 at 2:00 p.m., Pacific Standard Time, at the San Francisco Superior Courthouse, 400 McAllister Street, San Francisco, California 94102, Department 613, before the Hon. Teri L. Jackson, to: (i) determine whether the Settlement of the Action on the terms and conditions provided for in the Stipulation is fair, reasonable and adequate to the Wells Fargo shareholders and to Wells Fargo and should be approved by the Court; (ii) determine whether the Final Judgment and Order of Dismissal should be entered in the Action pursuant to the Stipulation; (iii) determine whether Lead Plaintiffs’ Counsel’s and Herron’s Counsel’s Fee Applications and Plaintiffs’ and Herron’s Reimbursement Awards should be approved; (iv) hear and address any objections to the Settlement; and (v) rule on such other matters as the Court may deem appropriate.
The Court has reserved the right to adjourn the Settlement Hearing or any adjournment thereof, without further notice of any kind to Wells Fargo shareholders. The Court has also reserved the right to approve the Settlement at or after the Settlement Hearing with such modification(s) as may be consented to by the Parties to the Stipulation and without further notice to Wells Fargo shareholders.
X.     RIGHT TO APPEAR AND OBJECT
If you wish to object to any aspect of the Settlement, the Fee Applications, the Reimbursement Awards, or the Final Judgment and Order of Dismissal, you must provide in writing your full name, appropriate proof of your Wells Fargo stock ownership as of the Record Date, the basis for your objection, and your signature or your attorney’s signature. You may not ask the Court to order a larger settlement; the Court can only approve or deny the Settlement. You may also appear at the Settlement Hearing, either in person or through your own attorney. If you appear through your own attorney, you are responsible for paying that attorney.

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All objections to the Settlement, the Fee Applications and the Reimbursement Awards shall be either (1) submitted to the Court either by mailing them to the Clerk of the Court, or by filing them in person at any location of the Court, OR (2) mailed to Lead Plaintiffs’ Counsel, c/o In re Wells Fargo & Co. Improper Sales Practices Derivative Action, Cotchett, Pitre & McCarthy, 840 Malcolm Road, Suite 200, Burlingame, California 94010 (in which case, Lead Plaintiffs’ Counsel shall then file the objections with the Court on your behalf). The deadline to submit objections is September 17, 2019 and any objections must be filed or postmarked no later than that date. All written objections and supporting papers must also clearly identify the case name and number (In re Wells Fargo & Company Derivative Litigation, Lead Case No. CGC-16-554407 (S.F. Super.)).
Any Wells Fargo shareholder who fails to object in the manner described above shall be deemed to have waived the right to object (including any right of appeal) and shall forever be foreclosed from raising such objection to the fairness, reasonableness or adequacy of the Settlement as incorporated in the Stipulation, to the award of attorneys’ fees to Lead Plaintiffs’ Counsel, and to Plaintiffs’ Reimbursement Awards, unless otherwise ordered by the Court, but shall otherwise be bound by the Preliminary Approval Order, the Final Judgment and Order of Dismissal to be entered, and the releases to be given. In addition, under California law, the act of objecting alone may be insufficient to preserve the right to appeal from any award of attorneys’ fees or Reimbursement Awards or from the Court’s entry of the Final Judgment and Order of Dismissal. Hernandez v. Restoration Hardware, Inc. (2018) 4 Cal.5th 260.
XI.     ORDER AND FINAL JUDGMENT OF THE COURT
If the Court determines that the Settlement is fair, reasonable and adequate, the Parties will ask the Court to enter a Final Judgment and Order of Dismissal, which will, among other things:
1.     Approve the Settlement as fair, reasonable and adequate to Wells Fargo and its shareholders;

NOTICE OF SHAREHOLDER DERIVATIVE LITIGATION PROPOSED
SETTLEMENT AND HEARING
NO. CGC-16-554407

2.     Award reasonable attorneys’ fees and reimbursement expenses as the Court deems appropriate, including but not necessarily limited to, consideration of Lead Plaintiffs’ Counsel’s and Herron’s Counsel’s Fee Applications and Plaintiffs’ and Herron’s Reimbursement Awards;
3.     Release and discharge the Released Parties from any and all liability with respect to the Released Claims; and
4.     Permanently bar and enjoin the institution or prosecution against the Released Parties of any action asserting or relating in any way to the Released Claims.
XII.     SCOPE OF THE NOTICE
This Notice contains only a summary of the Action and the terms of the proposed Settlement. For a more detailed statement of the matters involved in the Action, reference is made to the pleadings, to the Stipulation and to all other papers publicly filed in the Action, which may be inspected by you or your attorney at the Office of the Clerk of Court for the Superior Court of the State of California for the County of San Francisco, 400 McAllister Street, San Francisco, California 94102, during regular business hours of each business day. Alternatively, the Court’s online docket, which sets out the hearing dates, contains free electronic copies of all documents filed in this Action, and sets out other information about the Action, may be accessed by visiting https://sfsuperiorcourt.org/online-services.
Please visit www.wellsfargosalesderivativesettlement.com or call (877) 865-5287 if you wish to obtain a copy of the Stipulation. Should you have any other questions regarding the proposed Settlement or the Action, please contact Lead Plaintiffs’ Counsel:

In re Wells Fargo & Co. Derivative Action
Cotchett, Pitre & McCarthy
840 Malcolm Road, Suite 200
Burlingame, California 94010

PLEASE DO NOT CALL OR WRITE THE COURT REGARDING THIS NOTICE.

DATED: July 12, 2019                 BY ORDER OF THE SUPERIOR COURT
OF THE STATE OF CALIFORNIA FOR
THE COUNTY OF SAN FRANCISCO

NOTICE OF SHAREHOLDER DERIVATIVE LITIGATION PROPOSED
SETTLEMENT AND HEARING
NO. CGC-16-554407